Exhibit 10.1
SECOND AMENDMENT TO
SUBORDINATED LOAN NOTE
      By this Allonge (this “Allonge”), to the Subordinated Loan Note dated as of May 18, 1999 by the undersigned Borrowers in favor of Fresenius AG, a German corporation, in the maximum principal amount of $400,000,000 (as amended by an Allonge dated as of September 29, 2003, the “Note”) the Borrowers and the Lender hereby agree as follows:

1. All capitalized terms used herein without definition shall have the meanings assigned thereto in the Note.

2. The reference to “October 31, 2007” in paragraph 2 of the Note is hereby deleted and replaced by a reference to “February 28, 2010”.

3. The pricing matrix set forth in paragraph 4 of the Note is hereby amended as of December 23, 2004 to reflect the change in pricing under the Amended and Restated Credit Agreement which took effect under Amendment No. 3 thereto:

Pricing Level	Consolidated Leverage Ratio	Margin

I	>3.5:1.0	1.20%
II	>3.0:1.0 but≤ 3:5:1.0	1.20%
III	>2.5:1.0 but≤ 3.0:1.0	0.95%
IV	>2.0:1.0 but≤ 2.5:1.0	0.75%
V	>1.5:1.0 but≤ 2.0:1.0	0.675%
VI	≤1.5:1.0	0.6%

4. THE BORROWERS HEREBY COVENANT AND AGREE, AND THE LENDER, BY ITS ACCEPTANCE HEREOF, HEREBY COVENANTS AND AGREES, THAT, TO THE EXTENT AND IN THE MANNER HEREINAFTER SET FORTH THE PAYMENT OF THE PRINCIPAL OF THE INDEBTEDNESS EVIDENCED BY THE NOTE (AS AMENDED HEREBY AND AS IN EFFECT FROM TIME TO TIME) AND ANY INTEREST PAYABLE IN RESPECT THEREOF ARE HEREBY EXPRESSLY MADE SUBORDINATE AND SUBJECT IN RIGHT OF PAYMENT TO THE PRIOR PAYMENT IN FULL OF ALL AMOUNTS THEN DUE AND PAYABLE IN RESPECT OF ALL PREFERRED INDEBTEDNESS.

5. To the extent not expressly modified hereby, all provisions of the Note remain in full force and effect.

6. This Allonge, which may be attached to the Note, shall be governed by and shall be construed and enforced in accordance with the laws of New York without regard to conflicts of laws principles.

      IN WITNESS WHEREOF, this Allonge has been executed as of December 23, 2004.

NATIONAL MEDICAL CARE, INC.

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Treasurer

BIO-MEDICAL APPLICATIONS OF ALABAMA, INC.

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Treasurer

BIO-MEDICAL APPLICATIONS OF CONNECTICUT, INC.

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Treasurer

BIO-MEDICAL APPLICATIONS OF FAYETTEVILLE, INC.

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Treasurer

BIO-MEDICAL APPLICATIONS OF FLORIDA, INC.

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Treasurer

BIO-MEDICAL APPLICATIONS OF GEORGIA, INC.

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Treasurer

BIO-MEDICAL APPLICATIONS OF INDIANA, INC.

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Treasurer

BIO-MEDICAL APPLICATIONS OF KENTUCKY, INC.

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Treasurer

BIO-MEDICAL APPLICATIONS OF LOUISIANA, LLC

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Treasurer

BIO-MEDICAL APPLICATIONS OF MARYLAND, INC.

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Treasurer

BIO-MEDICAL APPLICATIONS OF MASSACHUSETTS, INC.

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Treasurer

BIO-MEDICAL APPLICATIONS OF MISSISSIPPI, INC.

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Treasurer

BIO-MEDICAL APPLICATIONS OF MISSOURI, INC.

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Treasurer

BIO-MEDICAL APPLICATIONS OF NEW JERSEY, INC. (for itself and as successor by merger to Bio-Medical Applications of Jersey City, Inc.)

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Treasurer

BIO-MEDICAL APPLICATIONS OF NORTH CAROLINA, INC.

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Treasurer

BIO-MEDICAL APPLICATIONS OF OHIO, INC.

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Treasurer

BIO-MEDICAL APPLICATIONS OF
OKLAHOMA, INC.

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Treasurer

BIO-MEDICAL APPLICATIONS OF
PENNSYLVANIA, INC.

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Treasurer

BIO-MEDICAL APPLICATIONS OF
SOUTH CAROLINA, INC.

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Treasurer

BIO-MEDICAL APPLICATIONS OF TEXAS, INC.

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Treasurer

BIO-MEDICAL APPLICATIONS OF
VIRGINIA, INC.

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Treasurer

BIO-MEDICAL APPLICATIONS OF
WISCONSIN, INC.

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Treasurer
ACKNOWLEDGED AND AGREED:

FRESENIUS AG

By:	/s/ Karl Schwab	By:	/s/ Dietmar Blumenhagen

	Name: Karl Schwab		Name: Dr. Dietmar Blumenhagen
	Title: Senior Vice President Finance		Title: Treasurer